UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 14, 2020

BRIDGE BANCORP, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	BDGE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 1, 2020, Bridge Bancorp, Inc. (“Bridge”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dime Community Bancshares, Inc. (“Dime”), pursuant to which Dime will merge with and into Bridge (the “Merger”).  Immediately following the Merger, Dime Community Bank, the wholly-owned subsidiary of Dime, will merge with and into BNB Bank, the wholly-owned subsidiary of Bridge.  Under the terms of the Merger Agreement, upon completion of the Merger, the board of directors of the resulting company and the resulting bank will each be comprised of 12 directors, with six directors designated by Dime and six directors designated by Bridge.

The Board of Directors of Bridge has determined that the six directors who shall continue as directors of the resulting company and the resulting bank shall be Marcia Z. Hefter, Matthew A. Lindenbaum, Albert E. McCoy, Jr., Raymond A. Nielsen, Kevin M. O’Connor and Dennis A. Suskind.  Those current Bridge directors who will not continue as directors of the resulting company and the resulting bank will resign effective as of the effective time of the Merger.

In addition, Dime has informed Bridge that the six Dime directors who are to serve on the Board of Directors of the resulting company and the resulting bank are Rosemarie Chen, Michael P. Devine, Kenneth J. Mahon, Vincent F. Palagiano, Joseph J. Perry and Kevin Stein.  These directors will be appointed to serve effective as of the effective time of the Merger.

At this time, committee assignments have not been determined.

A copy of a joint press release announcing that directors of Bridge and Dime who are to serve on the board of directors of the resulting company and the resulting bank, as of the effective time of the Merger, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

	99.1	Joint Press Release dated December 18, 2020

	104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRIDGE BANCORP, INC.

DATE: December 18, 2020	By:	/s/ Kevin M. O’Connor
Kevin M. O’Connor
President and Chief Executive Officer